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                              RYDEX VARIABLE TRUST

                        Supplement Dated April 28, 2005
                                    to the
                       Rydex Variable Trust Prospectuses
                               dated May 1, 2005,
                          and Any Supplements Thereto

    THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT REPLACES INFORMATION CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION
                            WITH THE PROSPECTUSES.
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With respect to the "CORE EQUITY FUND - FUND INFORMATION" section, under the heading "PORTFOLIO INVESTMENT STRATEGY," the first and second paragraphs have been deleted and replaced with the following disclosure:

The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market as measured by the Russell 3000 Index. The Fund pursues its investment objective by investing through a combination of quantitative value-oriented and growth-oriented strategies within economic sectors and across the small, medium and large market capitalization ranges.

The Advisor uses a quantitative model to allocate the Fund's investments among these sector and capitalization segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indexes, such as futures contracts, options and swap transactions.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.